Prospectus Supplement

John Hancock Funds III

John Hancock Global Shareholder Yield Fund (the fund)

Supplement dated October 18, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

On October 10, 2024, TD Bank N.A. and its parent company, TD Bank US Holding Company (collectively, “TD Bank”) pleaded guilty to various violations of federal anti-money laundering laws. The fund’s sub-adviser, Epoch Investment Partners, Inc. (“Epoch”), is an affiliate of TD Bank. Epoch has informed the fund and John Hancock Investment Management LLC, the fund’s investment advisor, that the conduct underlying TD Bank’s guilty plea does not relate to Epoch, any Epoch employee or Epoch’s investment advisory business. Nevertheless, because of its affiliation with TD Bank, Epoch must obtain an exemptive order from the Securities and Exchange Commission (the “SEC”) to remain eligible to serve as an investment adviser to registered investment companies. Epoch is seeking an order from the SEC to permit Epoch to continue to provide sub-advisory services to the fund and other registered investment companies notwithstanding TD Bank’s plea. While there can be no assurance that the requested order will be granted, the SEC has granted this type of relief in the past. John Hancock Investment Management LLC will hold sub-advisory fees otherwise payable to Epoch in escrow until any exemption is granted. In the meantime, Epoch will continue to provide sub-advisory services to the fund, consistent with its fiduciary duty.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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